UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2025

The Joint Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36724	90-0544160
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
16767 N. Perimeter Drive, Suite 110
Scottsdale, Arizona 85260
(Address of principal executive offices) (Zip Code)

(480) 245-5960
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	JYNT	The NASDAQ Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On November 2, 2025, we entered into an Asset Purchase Agreement (the “Elite Chiro Group Purchase Agreement”) with Elite Chiro Group, a California corporation (“Elite Chiro Group”), as buyer, and Gadi Emein, an individual (“Emein”), as guarantor, pursuant to which we will sell to Elite Chiro Group the assets of, and grant franchise rights to, 45 company-owned or managed clinics located in Southern California (the “Elite Chiro Group Transaction”) for an aggregate purchase price of $4.5 million, subject to certain adjustments (the “Purchase Price”). The Purchase Price consists of (i) $3,154,500 in cash, and (ii) $1,345,500 in prorated franchise fees pursuant to 45 separate franchise agreements to be entered into between us and Elite Chiro Group. Pursuant to the Elite Chiro Group Purchase Agreement, Elite Chiro Group will pay $100,000 of the Purchase Price as a non-refundable down payment in consideration for exclusivity to purchase the clinics and the remaining balance of the Purchase Price (the “Purchase Price Balance”) upon the closing of the Elite Chiro Group Transaction. If Elite Chiro Group does not pay the Purchase Price Balance upon the closing of the Elite Chiro Group Transaction, then Elite Chiro Group and Emein will enter into a separate promissory note and corresponding security agreement in the principal amount of the Purchase Price Balance, which will mature 60 days from the date of the signing of the Elite Chiro Group Purchase Agreement.

In addition, in connection with the Elite Chiro Group Transaction, we will acquire the non-exclusive development rights for 10 clinics to be developed in the metropolitan statistical areas of a development area to be agreed upon by us and Elite Chiro Group in accordance with the schedule set forth in the Elite Chiro Group Purchase Agreement. Pursuant to the Elite Chiro Group Purchase Agreement, Elite Chiro Group will pay a development fee of $90,000 to us to acquire such rights pursuant to a separate development agreement to be entered into between us and Elite Chiro Group.

The Elite Chiro Group Transaction is expressly conditioned upon the assignment of the existing leases for at least 38 of the 45 clinics or, alternatively, the execution of the Management Agreement and, if applicable, the P.C. Management Agreement and the Submanager Agreement, as such terms are defined in the Elite Chiro Group Purchase Agreement. The Elite Chiro Group Transaction is also subject to customary closing conditions. The Elite Chiro Group Purchase Agreement contains other provisions, covenants, representations, and warranties that are typical in transactions of this size, type, and complexity. We continue to negotiate certain terms and will provide an update, if and when, the parties align on final terms.

Item 2.02. Results of Operations and Financial Condition.

On November 6, 2025, we issued a press release announcing our financial results for the quarter ended September 30, 2025. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information furnished in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

We are posting an earnings presentation to our website at https://ir.thejoint.com/. A copy of the earnings presentation is being furnished herewith as Exhibit 99.2. We will use the earnings presentation during our earnings conference call on November 6, 2025 and also may use the earnings presentation from time to time in conversations with analysts, investors and others.

The information furnished in this Item 7.01 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The information contained in Exhibit 99.2 is summary information that is intended to be considered in the context of our filings with the Securities and Exchange Commission (the “SEC”). We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases, or through other public disclosure.

Item 8.01. Other Events.

On November 4, 2025, our Board of Directors authorized an additional $12.0 million under our previously approved stock repurchase program and extended the repurchase date through November 4, 2027. The currently approved program now authorizes the repurchase of up to an additional $12.0 million of our common stock, par value $0.001 per share, from time to time until November 4, 2027 or such other date as we have exhausted, or the Board of Directors otherwise terminates, the repurchase authorization. The timing, volume, price, and terms of the repurchases will depend on market and business conditions, applicable legal requirements, and other factors. The repurchases may be made on the open market, in privately negotiated transactions, or in such other manner (e.g., accelerated share repurchase transactions, block trades, derivatives, or otherwise) that complies with the terms of applicable federal and state securities laws and regulations.

On November 5, 2025, we issued a press release announcing that the Board of Directors authorized an additional $12.0 million under the stock repurchase program. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibits

99.1	Press Release, dated November 6, 2025, Earnings Release

99.2	The Joint Corp. Earnings Presentation, dated November 6, 2025

99.3	Press Release, dated November 5, 2025, Stock Repurchase Program
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JOINT CORP.

Date:	November 6, 2025	By:	/s/ Sanjiv Razdan
Sanjiv Razdan
President and Chief Executive Officer